Raising the bar for road safety: Enhanced inspections for autonomous trucks Alex Rodrigues Co-Founder & CEO September 27th, 2022

2 DISCLAIMER This presentation (the "presentation") is being delivered to you by Embark Technology, Inc. ("Embark"). This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities. No Representations and Warranties This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Embark. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute financial investment, tax or legal advice. 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Use of Non-GAAP Financial Metrics This presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such as Adjusted EBITDA and Free Cash Flow Spend. Embark defines Adjusted EBITDA as net loss, adjusted for interest income/expense, depreciation and amortization, stock-based compensation expense, change in fair value of warrant liabilities and other one-time items. Embark defines Free Cash Flow as net cash used in operating activities, adjusted for capital expenditures including truck deposits, net of returns. These non-GAAP measures are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income, net cash used in operating activities or any other performance measures derived in accordance with GAAP. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Embark believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Embark. Embark’s management uses forward looking non-GAAP measures to evaluate Embark’s projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Embark’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. CONFIDENTIAL & PROPRIETARY

Mission To bring the first commercially-viable driverless truck to public roads. Vision To build a world where consumers pay less for the things they need, drivers stay closer to the homes they cherish, and roads are safer for the people we love. CONFIDENTIAL & PROPRIETARY 3

$700B US trucking freight market is an expanding opportunity 📦 Trucks haul nearly 70% of the nation's freight by weight1 󰟿 By 2030, truck driver shortage is expected to reach 160K2 ⛑ Annually, ~500K truck related crashes happen in the US3 4CONFIDENTIAL & PROPRIETARY (1) American Trucking Associations; (2) U.S. Freight Transportation Forecast: 2020 to 2031; (3) NHTSA

5 Embark is an AV SaaS company focused on safe trucking CONFIDENTIAL & PROPRIETARY To date, 1M+ miles driven without a DOT reportable incident Trucks self-drive between highway-adjacent transfer points Carriers buy trucks fitted with AV hardware from truck OEMs🚚 🛣 💯 Complementary partnerships enable Embark to be asset-light🤝 Carriers pay a per-mile fee for Embark self-driving software

Several challenges need to be addressed for safe AV deployment

Embark's Past Technology Milestones and Accomplishments

2016
- Bought First Truck

2017
- Lane Keeping
- Lane Changes

2018
- Cut-Ins
- Merges
- Vehicle on Shoulder

2019
- Night Driving
- Surface Streets

2020
- Stop & Go
- Remote Monitoring

2021
- Inclement Weather
- Construction

2022 and Beyond

2022 **2023**

- Emergency Vehicle Interactions
- Evasive & Emergency Maneuvers
- Inspections
- Blown Tires & Other Mechanical Failures
- Pull Over to Safety

Complete

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CONFIDENTIAL & PROPRIETARY • 6

Several challenges need to be addressed for safe AV deployment

Embark's Past Technology Milestones and Accomplishments

- **2016**
  - Bought First Truck
- **2017**
  - Lane Keeping
  - Lane Changes
- **2018**
  - Cut-Ins
  - Merges
  - Vehicle on Shoulder
- **2019**
  - Night Driving
  - Surface Streets
- **2020**
  - Stop & Go
  - Remote Monitoring
- **2021**
  - Inclement Weather
  - Construction

2022 and Beyond

2022 **2023**

- Emergency Vehicle Interactions
- Evasive & Emergency Maneuvers
- Inspections
- Blown Tires & Other Mechanical Failures
- Pull Over to Safety

Today's Focus:
Inspections

Complete

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CONFIDENTIAL & PROPRIETARY • 7

What does truck safety look like today?

Data from 2022 CVSA Roadcheck 3-day Enforcement Blitz[1]
(May 17-19, 2022, United States)

23.8%

Trucks had out-of-service (OOS) safety violations

6.2%

Drivers had OOS violations, such as driving over HoS[2] limits

36.9%

Trucks with OOS violations found to have unsafe brakes

When inspections are stepped up during an "enforcement blitz," law enforcement consistently find **one-fifth to one-quarter of trucks are unsafe to operate on the road**

(1) CVSA 2022 International Roadcheck Results (2) HoS = Hours of Service

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🛣 Weigh stations pose a navigational challenge for AV trucks given complex facility designs are not captured by existing maps 󰟿 Roadside inspections at weigh stations require driver involvement in the procedure, which an AV truck could not easily execute 9CONFIDENTIAL & PROPRIETARY Traditional inspection process posed a barrier for AV trucks 🛑 Traditional CMV1 enforcement system requires all trucks to be able to stop at weigh stations & engage with law enforcement, if not granted bypass (1) CMV = Commercial Motor Vehicle

🛣 Weigh stations pose a navigational challenge for AV trucks given complex facility designs are not captured by existing maps 󰟿 Roadside inspections at weigh stations require driver involvement in the procedure, which an AV truck could not easily execute 10CONFIDENTIAL & PROPRIETARY Traditional inspection process posed a barrier for AV trucks Solution: Conduct rigorous AV truck inspections BEFORE every trip, making roadside stops unnecessary 🛑 Traditional CMV1 enforcement system requires all trucks to be able to stop at weigh stations & engage with law enforcement, if not granted bypass (1) CMV = Commercial Motor Vehicle

Embark and the AV trucking industry collaborated with CVSA to develop an enhanced CMV inspection standard & training course 11 Enhanced commercial motor vehicle inspection standard and checklist Training course for motor carrier technicians to get certified for inspections FMCSA, AV developers, motor carriers, and law enforcement worked together over the course of several years to develop the new inspection standard, test its feasibility, and gather consensus CONFIDENTIAL & PROPRIETARY

CVSA adopted its new enhanced CMV inspection standard for AVs last week; Embark is now piloting the standard in Texas



Highway Transfer Point A
Truck Weigh Station
Highway Transfer Point B
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	Highway Transfer Point A	Truck Weigh Station	Highway Transfer Point B
Enhanced	Enhanced inspection **at least 1x per 24 hrs** Inspected by **CVSA-certified** technicians Results auto **reported to state highway** patrols to approve weigh station bypass	Pre-inspected trucks **granted bypass**	**Safe & on-time delivery**
Traditional	Pre-trip inspection by **certified mechanic** is **not mandatory**	Level 1 inspection **at discretion** of station **Less frequent** than Enhanced inspections	Mid-trip inspection delays can cause **late deliveries**

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Enhanced pre-trip inspections raise the bar for truck safety

	Traditional Roadside Inspections	Enhanced CMV Inspection Standard for AVs
Percentage of trucks inspected	**Small percentage of trucks** Over 20% of CMVs inspected had safety violations during a 3-day CVSA roadcheck[1]	**100% of AV trucks** Ensures any safety critical risks are detected and mitigated before trucks hit the road
Frequency of inspections	**Occasional** Level 1 inspection of truck and driver; at discretion of weigh station personnel	**Daily** Enhanced pre-trip inspection of truck; mandatory at least once every 24 hours
Stop at weigh stations required?	**Yes** Unless granted bypass by law enforcement	**No** Pre-inspected trucks will be granted 100% bypass

Note: Law enforcement may still pull over AVs on-road when safety issues are detected.

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(1) CVSA 2022 International Roadcheck Results

CONFIDENTIAL & PROPRIETARY • 13

Ryder technicians operate transfer points and perform inspections on AV trucks 14CONFIDENTIAL & PROPRIETARY Partnerships with leading operators enable to stay focused on developing AV software to handle inspections Technicians record truck inspection data into Fleetio app inspection system Drivewyze transmits certified Fleetio inspection data to law enforcement at weigh stations

15CONFIDENTIAL & PROPRIETARY Embark is uniquely leading the way in autonomous trucking Emergency Vehicle Interaction Demo Partnering with Texas DPS and Travis County Sheriff’s Office Vision Map Fusion Snow Testing In 90% of snowy runs, VMF is within shipper delivery windows Perfect On-Road Safety Record Zero reportable DOT and NHTSA crashes

16CONFIDENTIAL & PROPRIETARY What’s next? Deliver Truck Transfer Program to Knight-Swift by end of 2022 Continue Partner Development Program expansion with leading carriers and shippers Deliver on technical milestones in our capability roadmap Continue expansion of Embark Coverage Map transfer point network 01 02 03 04

Trucking, Evolved.